OPTIMUM FUND TRUST
Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund

(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds' Statement of Additional Information dated July 29, 2007

On August 9, 2007, Mellon Bank, N.A. became the Funds' custodian.

The following paragraph replaces the paragraph in the section entitled "Investment Manager and Other Service Providers - Custodian" on page 45 of the Funds' Statement of Additional Information.

Mellon Bank, N.A. ("Mellon"), One Mellon Center, Pittsburgh, PA 15285, serves as the custodian of each Fund's securities and cash. As custodian for the Funds, Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2007.